FOR SALE BY OWNER ESCROW INSTRUCTIONS, CONTRACT AND TERMS AND CONDITIONS OF ESCROW

Pioneer Title Agency
RECOMMENDS AND ADVISES THE PARTIES TO THIS TRANSACTION THAT:

1. They seek the advice and assistance of a qualified real estate agent, licensed to do business in the State of Arizona, and/or the advice and counsel of a qualified real estate attorney licensed to do business in the State of Arizona.
2. They ensure that all sections of the Worksheet are completed or marked "Not Applicable".
3. Pioneer Title Agency is a neutral, disinterested third party and is prohibited by law from preparing or negotiating real estate purchase contracts or financing documents.
4. The Worksheet is for informational purposes only and is not a purchase contract. It is not intended to be used as escrow instructions or a binding agreement until completed and the Terms and Conditions are executed by all parties.
5. Upon completion of the Worksheet, execution of the Terms and Conditions and deposit of the same and any required earnest money with Escrow Agent, Escrow Agent will open escrow and this Worksheet and the Terms and Conditions of Escrow will be deemed the parties' escrow instructions and binding contract as set forth in Paragraphs **11** and **24** hereof.

We appreciate the opportunity to serve you!

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For Sale by Owner Worksheet-Contract

A. Seller Information:	
Name (s)	Kevin Rasch.
Marital Status	Married.
Mailing Address	2248 N. Ocotillo. Benson, AZ 85602
Email Address	Kevin Rasch@ymail.com.
Phone Numbers	Home: Work: 5206263668 Cell:

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B. Buyer Information:	
Name (s)	Jobaire Group Inc.
Marital Status	Corporation / Nicholas Ammons.
Mailing Address	TUCSON AZ.
Email Address	n.ammons@jobairegroup.us.
Phone Numbers	Home: Work: 3344030751 Cell:
Vesting:	Please use the attached **Title Verification** Sheet to indicate how the Buyer would like to take title. (NOTE: As Escrow Agent, we are unable to provide legal advice regarding the manner of taking title. The attached Title Verification Sheet, however, is general information about the various ways title may be taken in Arizona. We recommend that you consult your legal/tax advisor as to the manner deemed most appropriate for your situation.)

C. Real Estate Agent Information, if applicable:
Is there a Real Estate Agent involved in this transaction? ☐ Yes ☒ No

D. Property Information:	
Property Address	Vacant land
Tax Parcel I. D. Number(s)	The sellers can locate this number from their tax bill. 123-10-00968
County	Cochise
Brief Legal Description:	The sellers can locate this information from their deed or tax bill.
Type of Property	☐ Commercial ☒ Vacant Land ☐ Single Family Residence ☐ Manufactured Home/Mobile
Manufactured Homes (MFG) / Mobile Homes	
Description of Mobile Home	Size: ______ Make: ______ Year: ______ VIN Number: ______ n/A. ☐ Single Wide MFG/Mobile Home ☐ Double Wide MFG/Mobile Home ☐ Triple Wide MFG/Mobile Home
Status of Titles to MFG/Mobile Home	☐ Affixed to the Real Property with a recorded Affidavit of Affixture ☐ Sellers have the mobile home title or Manufacturer's Certificate of Origin
If not yet Affixed to the real property:	☐ Buyer chooses to have the home affixed to the real property ☐ Buyer does not want to have the home affixed to the real property

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E. Close of Escrow Date:	
Date Deed to record in Buyer's name	Insert Closing Date here: ASAP. or 2/28/2023. (Close of escrow – **MUST BE A SPECIFIC DATE**)
Date Buyer is to take possession of the property:	☒ Close of escrow ☐ Other date: ________
F. Sales Price Breakdown	
Sales Price	$ 240,000.00.
Earnest Money	$ 0 ☐ Earnest Money to be deposited into Escrow ☐ Earnest Money to be / has been paid directly to Seller
Down Payment due at close of escrow (See Good Funds Chart att'd)	$ 48,000.00 ☒ Down payment to be deposited into escrow ☒ Down payment to be/has been paid directly to Seller
Balance Due at close of escrow (See Good Funds Chart att'd)	$ 192,000.00. ☐ New Loan with Financial Institution ☐ New Loan with Third Party Private Lender ☒ Seller Carryback Loan ☐ Assumption of Existing Loan ☐ Other:________
G. New Loan with Financial Institution	☐ Yes ☒ No
Lending Institution	
Loan Officer	
Mailing Address	
Email Address	
Phone Numbers	Office: Cell: Fax:
Type of Loan	☐ Conventional Loan ☐ FHA Loan ☐ VA Loan ☐ USDA Loan Other:________
Loan Contingency	☐ This sale IS contingent upon the Buyer obtaining, and the property qualifying for, a loan in the amount as stated in Section **F.** ☐ This sale IS NOT contingent upon the Buyer obtaining, and the property qualifying for, a loan in the amount as stated in Section **F.**

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Loan Costs	All Costs, including impounds, associated with securing said loan shall be paid by: ☐ All by Buyer ☐ All by Seller ☐ Seller agrees to pay up to $_________ of the Buyer's closing costs. ☐ Seller agrees to pay up to ___% of the sales price towards Buyer's closing costs.
VA/FHA Loan Costs	In the case of a VA or FHA loan, the Seller agrees to pay charges which the lender and or current VA/FHA regulations do not allow the Borrower to pay. Seller Initials of Acknowledgement and Agreement: ______ ______

H. New Loan with Third Party Private Lender ☐ Yes ☒ No

Buyer should ask Escrow Officer for Private Lender Information Sheet to complete which will outline the terms and additional information needed for a third party private lender.

I. Seller Carryback Financing ☒ Yes ☐ No

The undersigned seller and buyer have negotiated a loan to be secured by the above referenced property and herein instruct Pioneer Title Agency (hereinafter "Escrow Agent") to prepare, or cause to be prepared, the Promissory Note and Deed of Trust (hereinafter the "Private Financing Documents") using the terms and information as set forth below. If Private Financing Documents are prepared by Escrow Agent, Escrow Agent will use one of its Company's standardized promissory note and deed of trust forms, completing the fill-in fields with the specific terms of this transaction.

Type of Carryback	☒ Note and Deed of Trust ☐ Agreement for Sale ☐ Other: ______	
Loan Servicing Agent	The loan will be serviced as follows: ☐ Pioneer Title Agency, Inc., Loan Servicing ☒ Directly by the Seller	
Loan Servicing Fees N/A	If the loan will be serviced by Pioneer Title Agency, Inc., the setup fee and monthly servicing fees will be paid as follows: ☐ ½ by Buyer and ½ by Seller ☐ All by Buyer ☐ All by Seller	
Payment Amount	$ 8480.00 ☒ Principal and Interest ☐ Interest Only	192,000.00 over 24 months.
Payable	☒ Monthly ☐ Quarterly ☐ Semi-Annually	☐ Annually ☐ One Time Balloon Payment Due: ______ ☐ All due and payable date: ______
Interest Rate	6% %	
Interest Start Date	☒ Close of Escrow ☐ Other: ______	

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First Payment Due Date:	[X] Thirty days from close of escrow [ ] Other: ___________ Buyer and Seller herein authorize The Company to insert dates in the original executed Note/Agreement for Sale and Account Servicing Instructions at close of escrow in accordance with the terms and conditions set forth herein.
Late Payment Penalty	Late payment penalty, if any: $ 25.00 after 15 days If there is a balloon payment, then the late payment penalty if any, shall be $______ per day after _______ day(s). Late payment penalties are due in addition to the payment and shall accrue without interest.
Due On Sale	If the Buyer sells the property or transfers title to the property, the loan will be Due on Sale: [X] Yes [ ] No
Impound Account	Will an impound account be setup for the payment of taxes, insurance and or HOA Dues? [ ] Yes [X] No Impound Account setup fee and monthly servicing fee shall be paid as follows: [ ] ½ by Buyer and ½ by Seller [ ] All by Buyer [ ] All by Seller
Tax Service Contract	In the absence of a tax impound account, the Buyer shall provide to the Seller a Tax Service Contract to monitor the payment of the taxes: [ ] Yes [ ] No If Yes: Who will pay for the Tax Service Contract? [ ] All by Buyer [ ] All by Seller N/A. Buyer will pay taxes without tax service contract
Additional Terms and Conditions:	

J. Assumption of Existing Lien	[ ] Yes [X] No
Lender's Name	
Mailing Address	
Email Address	
Phone Numbers	Office: ___________ FAX: ___________
Loan Number	
Assumption Fees	Which party will pay the lender assumption fees: [ ] ½ by Buyer and ½ by Seller [ ] All by Buyer [ ] All by Seller

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Differences in Balances	Any differences in the balance being assumed will reflect in the ☐ Sales Price ☒ Cash due at close of escrow ☐ Seller Carryback loan N/A.
Impound Account	If there is an impound account, the funds on deposit with lender will be transferred as follows: ☐ Charge to Buyer and Credit to Seller ☐ No charge Shortage, if any to be paid by Seller

K. Buyer's Insurance Agent

Agency Name	(To come)		
Agent's Name			
Mailing Address			
Email Address			
Phone Numbers	Office:	Cell:	Fax:

L. Closing Costs

This section determines which party pays for the escrow, title and recording fees in the transaction. Please mark an **X** by all items reflecting the party responsible for payment. If the fee is to be split between the Buyer and Seller, please put an **X** in the Split column. *If Buyer is obtaining a VA/FHA loan, please refer to **VA/FHA Loan Costs** in Section G of this worksheet.*

An owners title insurance policy will be issued to the Buyer in conjunction with this transaction at close of escrow. The fee for said policy is based on the total sales price. An escrow fee, together with other fees incidental to this transaction, will also be charged. The escrow fee is also based on the total sales price, and terms of the sale and purchase. Estimated amounts will be provided during your signing appointment.

Description of Fee	Seller to Pay	Buyer to Pay	Split : ½ by Buyer ½ by Seller
Escrow Fee	☐	☐	☒
Owner's Policy of Title Insurance	☐	☐	☒
Lender's Policy of Title Insurance	☐	☐	☒
Recording Fees	☐	☐	☒

M. Items to be prorated

Date to be used for proration	☒ Close of Escrow ☐ Other (please specify date):__________ ☐ There will be no prorations.
Items to be prorated:	☒ Real estate property taxes ☐ Personal property taxes ☐ Interest on existing liens ☐ Homeowner's Association dues ☐ Rents ☐ Other:__________
Assessments	☐ Prorated ☐ Paid in Full

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N. Personal Property	☐ Yes ☒ No
The following personal property is to be included in this transaction with no monetary value::	

O. Inspections ☐ Yes ☒ No

If any of the following will be required prior to close of escrow, indicate who will pay the charges/fees.

Description of Inspection	Seller to Pay	Buyer to Pay	Split : ½ by Buyer ½ by Seller
Termite	☐	☐	☐
Survey	☐	☐	☐
Staking and Flagging	☐	☐	☐
Home Inspection	☐	☐	☐
Source of Water	What is the source of water to the property? ☐ City/Municipality provides water ☐ Private Well – Well Registration No. 55-________ ☐ Shared Well ☐ Other: ________		
Well Inspection	☐	☐	☐
Well Transfer Fee	☐	☐	☐
Sewer or Septic*: Is the property served by:	☐ Sewer System ☐ Septic / Alternative System		
Septic Inspection	☐	☐	☐
Septic Transfer Fee	☐	☐	☐

*Note: Pursuant to AAC R18-9-A316, the Arizona Department of Environmental Quality requires that any person transferring ownership of a property served by a septic/alternative system must retain a qualified Inspector to inspect the system within six months prior to close of escrow and the Buyer must file a Notice of Transfer Form with the appropriate governmental authority within 15 days after close of escrow.
Please indicate above who will pay for the inspection and transfer fees.

P. Homeowner's Association / Condominium Information ☐ Yes ☒ No

Association Name	
Mailing Address	
Email Address	
Phone Numbers	Office: Fax:
Transfer Fees	Which party will pay the Transfer Fees ☐ ½ by Buyer and ½ by Seller ☐ All by Buyer ☐ All by Seller
Disclosure Package Fee	Which party will pay the Disclosure Package Fees ☐ ½ by Buyer and ½ by Seller ☐ All by Buyer ☐ All by Seller
Capital Improvement Fees	Which party will pay the Capital Improvement Fees, if any ☐ ½ by Buyer and ½ by Seller ☐ All by Buyer ☐ All by Seller

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Q. Additional Terms and Conditions

Any Heavy machinery or Building materials currently on the property are not included with the sale.

TERMS AND CONDITIONS OF ESCROW

Seller and Buyer further agree as follows:

DEPOSIT/DISBURSAL OF DOCUMENTS AND FUNDS:

1. Deposit of Documents and Funds.

(a) They will deposit with Escrow Agent the necessary documents and funds to complete this transaction. Except for the earnest money deposit, all funds required hereunder shall be deposited into escrow prior to closing in the form of a cashier's check or wired funds. All foreign funds must be wire transferred in the form of U.S. Dollars.

(b) Buyer will deposit in escrow the sum set forth in Part **F** of the Worksheet as earnest money, which shall apply towards the purchase price at close of escrow.

(c) All monies deposited with Escrow Agent in connection with this escrow will be deposited into one or more non-interest bearing escrow trust accounts of Escrow Agent with a financial institution whose deposits are covered by FDIC insurance. The parties acknowledge that funds so deposited are insured only to the limit provided by the FDIC and therefore release Escrow Agent from any liability for loss which may result from a lack of insurance as guaranteed by the current coverage of FDIC. The parties may request that any funds they deposit be placed in an interest-bearing account in accordance with instructions and fees as set forth in their Escrow Deposit Receipt.

2. Disbursement of Funds. Escrow Agent is authorized to pay, from funds deposited and held for said purpose, all amounts necessary to procure the documents and pay the charges and obligations necessary to consummate this transaction. The balance of the proceeds, if any, is to be paid to Seller(s) as their interest(s) may appear. Escrow Agent has no obligation to disburse any funds deposited by check/draft until advised by the bank that the check/draft has been honored. In the event any check/draft given by, or on behalf of, a party is subsequently dishonored, the party receiving the funds agrees to refund any remittance made to that party by Escrow Agent.

3. Completion, Recording and Delivery of Documents.

(a) Escrow Agent is authorized to execute and record on the parties' behalf the Affidavit of Real Property Value using the total consideration for the established value.

(b) Escrow Agent may, in its sole discretion, delete or make unreadable personal identifying information (such as social security or driver's license numbers) contained on documents to be recorded, unless such information is necessary for a document's validity or in order for it to be recorded.

(c) Deed Compliance. Seller authorizes Escrow Agent to change Buyer's vesting information on the executed deed if instructed by Buyer or Buyer's lender, said vesting information to include Buyer's exact name, marital status, manner of holding title and/or trust ownership. Changes may be made on the deed itself or on a replacement first page.

(d) Seller and Buyer acknowledge that deposit of Buyer's final closing funds into escrow, and Seller's deposit of all documents required for closing, shall constitute authorization to Escrow Agent to close this transaction upon fulfillment of any additional escrow/title requirements. At that time, Escrow Agent shall deliver to the proper person/entity, or file/record in the appropriate public office, all documents required to be delivered, filed or recorded to consummate this transaction.

(d) Seller and Buyer agree to accept electronic delivery of documents, including the policy of title insurance, if email addresses have been provided to Escrow Agent.

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PRORATIONS AND CHARGES

4. Taxes/Assessments. Real property taxes, improvement lien assessments, homeowner's association assessments and irrigation fees, if applicable, are to be prorated based on the latest tax/assessment bill(s) available to Escrow Agent at the close of escrow. All transfer fees will be split equally between Buyer and Seller, unless otherwise set forth in the Worksheet or agreed upon between the parties.

Any assessment or fee that becomes a lien after close of escrow shall be Buyer's responsibility. Escrow Agent is not liable in the event a subsequent tax/assessment bill is different from that used as the basis for the proration. Any adjustment necessary because of a change reflected in a later tax/assessment bill will be settled between the parties outside of escrow. Seller and Buyer agree that all prorations required in this escrow shall be calculated on the basis of a 365-day year unless otherwise instructed.

5. Rents. Any rents are to be prorated based on a rent statement to be provided to Escrow Agent by Seller and approved by Buyer prior to close of escrow. Any security deposits will be charged to Seller and credited to Buyer.

6. Escrow Charges. Except in the case of VA or FHA loans, or as otherwise set forth in the Worksheet or agreed upon between the parties, escrow charges will be allocated between Seller and Buyer as follows:

a. To be charged to Buyer: Recording fees for deeds and deeds of trust; courier/express mail charges for documents sent to Buyer or Buyer's lender, mortgage broker, or any other person/entity pertaining to Buyer; electronic document fees for loan document(s); and wire fees for funds received or disbursed on Buyer's behalf or as directed by Buyer.

b. To be charged to Seller: Recording fees for Affidavits of Disclosure, releases and other documents needed to clear title; courier/express mail charges for documents or payments sent to Seller or Seller's lienholders/payees or any other person/entity pertaining to Seller; reconveyance tracking fees; and wire fees for loan payoffs, Seller's proceeds and any other funds as directed by Seller.

c. Other fees or charges: Allocated to Seller and/or Buyer according to which party incurred the particular fee or charge, unless otherwise specified.

d. In the case of a VA or FHA loan, charges will be allocated according to VA or FHA requirements.

7. Unclaimed Funds Charges.

A. Stale Dated Checks: If for any reason a check from Escrow Agent is not cashed within six (6) months from the date of issuance, a $30.00 charge will be assessed by Escrow Agent for re-issuance of the check.

B. Escheat: If for any reason a check from Escrow Agent is not cashed for one year or more, Escrow Agent will deduct a charge of $30.00 per month from the funds as custodian for maintaining the funds in its account until the entire sum of said uncashed check has been exhausted or a claim has been made for the remainder. In the event three (3) years elapses, any unclaimed remainder will be sent to the State of Arizona escheat fund.

C. Funds Held Pending Dispute Resolution: If for any reason funds remain in an escrow after the closing date due to a dispute wherein Escrow Agent has given Seller and Buyer at least thirty (30) days notice that said charge will accrue, Escrow Agent will deduct a monthly charge of $30.00 from those funds as custodian for maintaining the funds in its escrow account. The deductions will occur on a monthly basis until (i) the entire sum in the escrow has been exhausted or (ii) the dispute has been resolved by mutual, written agreement or a final, non-appealable court order, whereupon Escrow Agent will distribute the remainder as directed in the agreement or court order.

PAYOFF/LENDER/INSURANCE REQUIREMENTS

8. Payoff Statements. Escrow Agent is authorized to act upon any statement furnished by a lienholder, payee or collection agent for a lienholder or payee related to the payoff of any lien against, or charge or assessment related to, the property, without liability or responsibility for the accuracy thereof. Any adjustment necessary because of a discrepancy between the statement furnished to Escrow Agent and an amount later determined to be correct shall be settled between the parties outside of escrow.

9. Lender Requirements. If Buyer is obtaining a new loan, Escrow Agent is authorized to furnish a copy of the Settlement Statement and any other information which may be required to Buyer's proposed lender in order to induce said lender to furnish the loan required to complete this transaction.

10. Homeowner/Fire/Hazard ("Homeowner's") Insurance is described in section **K** of the Worksheet and Buyer agrees to obtain a new homeowners insurance policy as required by lender for a new or existing loan.

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TITLE AND ESCROW

11. Escrow Instructions. The Worksheet and Terms and Conditions of Escrow shall not be effective as escrow instructions, and Escrow Agent shall have no responsibility in connection therewith, until such time as the Worksheet has been completed by the parties, the Terms and Conditions have been executed by Seller and Buyer and both have been deposited with Escrow Agent. Escrow Agent shall not be bound by, nor be obligated to act upon, any instruction, demand or notice not in writing and signed by the party delivering such instruction, demand or notice.

12. Designation of Trustee. If a portion of the purchase price is to be paid by means of a promissory note secured by a deed of trust, the trustee name in the deed of trust shall be Pioneer Title Agency, Inc., unless otherwise specified by the parties.

13. Promissory Note. If the parties herein execute a note with the dates left blank in the manner of payment section, Buyer and Seller herein, authorize Pioneer Title Agency, Inc. to insert said dates in the original executed Note at close of escrow in accordance with the terms specified by the parties.

14. Indemnification/Hold Harmless. Seller and Buyer relieve Escrow Agent of any liability for any errors or omissions by the Seller or Buyer as to statements furnished hereunder, representations made and/or the condition of the property. Seller and Buyer further agree to indemnify and hold harmless Escrow Agent against all costs, damages, attorneys fees, expenses and liabilities which it may incur or sustain arising out of or in connection with this transaction or the Worksheet and Terms and Conditions of Escrow, unless the same is determined to have been caused by the negligence or willful misconduct of Escrow Agent.

15. Title. Seller shall convey title by general warranty deed. Buyer will take title as determined before close of escrow. As the manner of taking title may have significant legal, estate planning and tax consequences, Buyer may wish to obtain legal and/or tax advice prior to making this determination.

16. Title Insurance. Unless otherwise specified in writing by the parties: (a) Buyer shall be provided an ALTA Homeowners' Title Policy or, if not available, an ALTA Residential Title policy or Insurance Policy or, if not available, a Standard Coverage form of title insurance policy and (b) in the event this transaction involves Seller financing, Seller shall be provided a Standard Loan Policy of title insurance. The title insurance provided for herein shall be subject to the conditions of, and evidenced by the commitment, title insurance issued by the underwriter. Buyer and Seller should examine their respective commitments carefully for coverages provided and Buyer should make its own investigation of matters related to the real property if not covered therein and considered material to Buyer.

CANCELLATION/RESIGNATION/DISPUTES

17. Resignation. At any time and in its sole discretion, Escrow Agent can resign as escrow agent by sending written notice to Seller and Buyer. Unless otherwise specified in writing by the parties, all money and documents held by Escrow Agent will be returned to the party who delivered them into escrow (except documents signed by both parties, which will be retained in Escrow Agent's file), less any applicable charges, without further liability.

18. Conflicting Demands. In the event conflicting demands are made upon Escrow Agent concerning the Worksheet, Terms and Conditions or this escrow, Escrow Agent is authorized to hold any money and documents deposited hereunder until it receives mutual, written instructions or a final, non-appealable court order determining the rights of all parties. Alternatively, Escrow Agent may, at its discretion and at any time, commence a civil action to interplead any conflicting demands to a court of competent jurisdiction. In accordance with Paragraph **14**; the parties will pay any expenses, costs and attorneys' fees incurred by Escrow Agent in connection with the interpleader action and any appeal. They therefore authorize and direct Escrow Agent to deduct all such expenses, costs and attorney's fees from any escrowed funds before depositing those funds into court.

19. Cancellation. Unless otherwise specified in writing by the parties, any party who wishes to cancel this escrow because of any material breach by the other party, and who is not in material breach except as occasioned by a material breach by the other party, may cancel this escrow by delivering written notice of cancellation to either the breaching party or the Escrow Agent stating the nature of the breach. Cancellation shall become effective immediately upon delivery of the written notice of cancellation to either the breaching party or Escrow Agent. Upon cancellation for breach, Escrow Agent is authorized to disburse the earnest money to the non-breaching party.

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20. Release of Earnest Money. Escrow Agent is authorized, in the event of a dispute between Seller and Buyer regarding the earnest money deposited with Escrow Agent, to release the earnest money pursuant to these Terms and Conditions. Seller and Buyer specifically authorize Escrow Agent to act in its sole and absolute discretion in the release of the earnest money. Seller and Buyer agree to hold harmless and indemnify Escrow Agent against any claim, action or lawsuit of any kind, and from any loss, judgment or expense, including costs and attorney's fees, arising from or relating in any way to the release of the earnest money.

EXCLUDED MATTERS/PERSONAL PROPERTY

21. Personal Property. Escrow Agent assumes no liability for the transfer of the personal property set forth in Part **N** of the Worksheet, its physical condition or legal status.

22. Excluded Matters. The following matters will be handled by the parties direct and outside escrow and Escrow Agent shall have no liability or responsibility therefore: possession of the real or personal property; transfer or payment of utilities (including but not limited to electric, gas, propane, telephone, water, sewer or irrigation); collection of cancellation premiums from Seller's homeowners/fire/hazard insurance policy; renewal, procurement, assignability or effectiveness of flood insurance or any other policies of insurance; procurement of fire, casualty or other hazard insurance for a cash transaction; payment of personal property taxes (other than for mobile homes); and treatment of wood infestation.

MISCELLANEOUS

23. Real Estate Commissions, if any. Seller and Buyer acknowledge that Broker(s) are to be compensated for services rendered as previously agreed by separate written agreement(s). Any separate written agreement(s) will be delivered to Escrow Agent for payment at close of escrow, if not previously paid, and will constitute an irrevocable assignment of Seller's proceeds at close of escrow and/or payment will be collected from Buyer as a condition of closing.

24. Binding Contract/Amendments. The Worksheet and executed Terms and Conditions of Escrow, and any addenda, supplements or amendments thereto form the only binding contract wherein Seller agrees to sell and Buyer agrees to purchase the subject property under the terms and conditions contained herein. No addenda, supplement or amendment to the Worksheet or Terms and Conditions shall be of any force or effect unless made in writing, signed by the parties and delivered to and accepted by Escrow Agent.

25. Counterpart and Facsimile Signatures. Any documents pertaining to this escrow that are signed in counterpart shall constitute one document, including but not limited to the Terms and Conditions, any additional escrow instructions, supplements, deeds, acceptances, Affidavits of Value and Affidavits of Affixture. Escrow Agent may accept these Terms and Conditions and any additional escrow instructions or supplements with facsimile signatures and such documents/instructions shall be considered contractually binding between the parties whether or not the originals are received by Escrow Agent.

26. Remote Online Notarization ("RON"). RON is a notarial act in which the signer appears before a notary public at the time of notarizing a document, instrument or other real-estate transaction-related material ("Transaction Document") using audio-visual technology over the Internet rather than having the signer appear physically before the notary in the same room. RON is authorized by Arizona law and can be used to notarize a signature on any Transaction Document whether signed digitally, electronically or on paper. Your execution of these Terms and Conditions constitutes your (a) consent to the use of RON by any party to the above-referenced escrow transaction for any deeds, notes, security instruments, agreements, addendums and other Transaction Documents requiring notarized signatures and (b) acknowledgment that you will not raise any defense or invoke regulatory or statutory claims attempting to invalidate the enforceability of any Transaction Document notarized using RON. Should you desire at any time to withdraw your consent to your use of RON, you may do so at any time.

27. Settlement Statements. Seller and Buyer understand that a combined Settlement Statement and/or Closing Statement may be provided to each party to facilitate this transaction.

28. Close of Escrow. The day established within which compliance with any requirements must be met shall end at the close of the regularly established public business hours of Escrow Agent for that day; provided, however, that should Escrow Agent or the applicable county recorder be closed on the Close of Escrow date, the requirements may be met on the next day that both are open for business.

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29. Governing Law/Jurisdiction. This Worksheet and Terms and Conditions shall be governed by, construed and enforced in accordance with the internal substantive laws of the State of Arizona (without reference to choice of law principles). Any suit, action or other proceeding (collectively, the "Proceedings") brought to interpret, enforce or construe this Worksheet and Terms and Conditions or Escrow Agent's obligations relating thereto or to the transaction which is the subject of this Agreement shall be commenced and maintained solely in an appropriate court of the State of Arizona. In furtherance thereof, with regard to said Proceedings, the undersigned (i) irrevocably submit to the process, jurisdiction and venue of said Arizona courts and (ii) waive and agree not to assert by way of motion, defense, complaint or otherwise any claim that a party is not personally subject to the jurisdiction of said Arizona courts, or that the forum or venue of such Proceedings in Arizona is inconvenient or improper.

STATUTORY DISCLOSURES

30. Purchaser Dwelling Actions. Pursuant to Arizona Revised Statutes ("A.R.S") §12-1363.L, notice is hereby provided to the buyer of a dwelling of the provisions of A.R.S. §§12-1361, 1362 and 1363. These statutory sections set forth the requirements to be met by a buyer prior to bringing an action against the seller of a dwelling arising out of or related to the design, construction, condition or sale of the dwelling. "Dwelling" means a single or multifamily unit designed for residential use and common areas and improvements owned or maintained by an association or its members. "Seller" means any person, firm, partnership, corporation, association or other organization engaged in the business of designing, constructing, or selling dwellings. The complete statutory sections (located in Title 12, Article 14) can be viewed on the Arizona State Legislature's website: www.azleg.gov/ArizonaRevisedStatutes.asp.

31. Closing Protection Letters. Pursuant to A.R.S. §6-841.02.A, if you are a buyer or seller of a residential dwelling and a title insurance policy is to be issued by a title insurer through which Escrow Agent is underwritten, disclosure is hereby made that the title insurer may offer a closing protection letter that provides protection for the loss of escrow monies due to fraud or dishonesty of the escrow agent. A "residential dwelling" is defined as an owner occupied structure or an investment property that is designated for residential use by four or fewer families. (A.R.S. 6-841.02.C).

32. Uninsured Monies. Pursuant to A.R.S. §6-841.03, if you are a buyer or seller of a residential dwelling (as defined in Paragraph 31, Closing Protection Letters, above), disclosure is hereby made that monies deposited in an escrow account are not insured against loss from fraud or theft by the State of Arizona or the Unites States government.

33. Good Funds Law. All parties are aware and understand that Arizona Revised Statutes §6-843 requires that an escrow agent disburse money from an escrow account only if funds are deposited and available for withdrawal. Availability of funds is determined as follows:

(i) ELECTRONIC TRANSFERS ("wired funds") are available for disbursement THE SAME DAY AS RECEIVED.

(ii) CASHIER'S CHECKS, CERTIFIED CHECKS, OFFICIAL CHECKS AND TELLER'S CHECKS are available for disbursement THE SAME DAY AS DEPOSITED.

In order to avoid delays of two days or more, please use the above methods of payment whenever possible.

34. Arizona's Notary Laws. Under Arizona law, "satisfactory evidence of identity" for purposes of a notary's acknowledging signatures or performing jurats includes, but is not limited to: (i) a driver's license issued by a state or territory of the U.S.; (ii) a U.S. passport , (iii) an identification card issued by any branch of the U.S. armed forces; or (iv) an identification card issued by the U.S., or a state or tribal, government containing the individual's photograph, signature and physical description. For purposes of a real estate conveyance or financing, such evidence may also include (i) a passport issued by a foreign government if accompanied by a visa or other documentation issued by the U.S. government to establish the individual's legal presence in the U.S or (ii) identification deemed acceptable by the U.S. Department of Homeland Security to establish the individual's legal presence in the U.S. and any supporting documents required by said Department. All forms of identification must be unexpired. To avoid any delays in closing your transaction, you should determine as soon as possible what form(s) of identification you have. If you do not have one of the forms specified herein, you should apply for and obtain an appropriate form of identification prior to closing.

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35. PROFESSIONAL/LEGAL/TAX REVIEW. Seller and Buyer understand that Escrow Agent's employees are not licensed real estate agents or attorneys and are prohibited from giving legal, real estate or investment advice and will not negotiate the transaction. They further acknowledge that Escrow Agent has made no representations, either orally or through these Terms and Conditions, as to the legal effect of the transaction described herein under any applicable federal or state laws or regulations, including but not limited to tax or contract laws, or laws otherwise affecting the rights and responsibilities of the parties. By executing these Terms and Conditions, Seller and Buyer acknowledge that they have been given sufficient opportunity to have the Worksheet and Terms and Conditions reviewed by professional, legal and tax advisors of their choice and have satisfied themselves as to the legal and tax effects, consequences and risks that may be imposed by this transaction.

THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE MATTERS CONTAINED IN THE WORKSHEET AND TERMS AND CONDITIONS. THEY FURTHER UNDERSTAND THAT ESCROW AGENT IS RELYING UPON THIS ACKNOWLEDGMENT IN CLOSING THE SUBJECT ESCROW.

2/9/23

Seller Date

DocuSigned by:
Nicholas Ammons
7FE6C086628645B...

2/10/2023

Buyer Date

Seller Date

Buyer Date

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TITLE VERIFICATION

In connection with your real estate purchase, it is very important that you decide exactly how you will acquire title. Listed below are brief explanations of different ways to take title in Arizona.

The manner in which you take title may have significant legal and tax planning consequences. You should therefore contact your attorney and/or tax consultant on which manner best suits your needs.

The material provided below is for your information only. It is not the intention of Pioneer Title Agency to provide legal or tax advice to you on the manner in which to take title.

Please check or initial your choice and sign below:

☐ 1. **COMMUNITY PROPERTY (married couples only)**: Arizona is a community property state. This means that, by statute, all property acquired during marriage is presumed to be community property, except that acquired by gift, descent or devise, or unless another form of ownership is expressly stated. The interest of a deceased spouse passes by will or intestate succession, generally through probate proceedings.

☐ 2. **COMMUNITY PROPERTY WITH RIGHT OF SURVIVORSHIP (married couples only)**: Co-ownership by husband and wife when expressly stated in the vesting document. Upon death of one spouse, title vests in the surviving spouse without the need for probate proceedings. This manner of holding title may have a tax advantages that are not available with other manners of ownership.

☐ 3. **JOINT TENANTS WITH RIGHT OF SURVIVORSHIP**: Co-ownership between individuals in which title to a decedent's interest passes to the surviving joint tenants without the need for probate proceedings. The last surviving joint tenant acquires full title to the property.

☐ 4. **TENANTS IN COMMON**: Co-ownership between individuals and/or entities who do not have survivorship rights. Each party owns a specific, undivided interest in the property. If fractional interests are stated, they must total 100%. If interests are not stated, equal shares are presumed.

☐ 5. **SOLE AND SEPARATE (married individual only)**: Refers to real property acquired by a spouse prior to marriage or acquired after marriage by gift, descent or devise, or by expressly stated intent. When a married person acquires title as sole and separate property, his/her spouse must execute a disclaimer deed.

☐ 6. **SINGLE**: Refers to an individual who has never been married.

☐ 7. **UNMARRIED**: Refers to an individual who has been, but is not currently, married.

☐ 8. **TRUST**: Title can be vested in individuals or entities acting as trustees pursuant to a written trust agreement.

☐ 9. **CORPORATIONS/PARTNERSHIPS/LIMITED LIABILITY COMPANIES**: Title to real property can also be vested in entities that are duly formed and in good standing. Such entities include corporations, general partnerships, limited partnerships and limited liability companies.

DocuSigned by:
Nicholas Ammons
7FE6C086628645B...

BUYER | BUYER

BUYER | BUYER

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